Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND FINANCIAL OFFICER
UNDER SECURITIES AND EXCHANGE ACT RULES 13a-14 AND 15d-14

In connection with the Annual Report of Core Resource Management, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2013, as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Jeff Tregaskes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C.78m or 780(d); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 6th Day of January, 2016

By:  /s/ Jeff Tregaskes
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Jeff Tregaskes
Chief Financial Officer